Commitments	12 Months Ended
Dec. 31, 2025
Commitments
Commitments

Note 26. Commitments

The Company enters into commitments which may have a minimum guarantee per contractual year. Additionally, as of December 31, 2025, Sportradar continues to have commitments relating to license payments for non-capitalized or not yet capitalized (i.e., license period has not started yet and advance payments have been already deducted) sports data or media rights licenses. License commitment payments will primarily be made in U.S. Dollars. The Company also has various contracts including one non-cancelable contractual commitment for five contractual years primarily related to network infrastructure and the Company’s data center operations. The following table shows commitments by the Company as of December 31, 2025 and 2024:

	As of December 31,
in €’000	2025	2024
less than one year	36,002	61,358
between more than one and less than two years	34,609	68,009
between more than two and less than three years	32,621	72,074
between more than three and less than four years	31,492	62,974
more than four years	98,817	36,547
Total	233,541	300,962

Commitments for licenses not yet capitalized amount to nil and €142.2 million as of December 31, 2025 and 2024, respectively.